Raymond James Institutional Investors Conference March 10, 2010 Exhibit 99.1

Company Highlights
Highlights Reserve Data 2009 2008
Ticker WTI (NYSE) Proved Reserves (Bcfe) 371 491
Initial Public Offering January 2005 Proved Developed Reserves (Bcfe) 284 334
Employees 286 Proved Developed % 76% 68%
Market Capitalization ($ in MMs)
(1)
$693 Oil and Liquids % 55% 54%
Insider Ownership (% of S. O.) 58%
Key Financials ($ in MMs) 2009 2008 2007 Production
Revenue $611 $1,216 $1,114 Average Daily Production (MMcfe) 220 +/-
Adjusted EBITDA $342 $884 $820 Natural Gas % 53%
Adjusted EBITDA Margin % 56% 73% 74 % Operated Production % (net) 74%
CAPEX $276 $658 $362
Field Statistics (as of 12/31/09)
# of Producing Fields w/WI 82
(2)
Approx. Acreage (Gross/Net) 0.9 million/0.6 million
% Held-by-Production 79%
(1) Market Capitalization as of March 5, 2010.
(2) Reflects sale of non-core fields (2nd & 4th quarter 2009), expired leases, and P&A program.

Key Investment  Considerations
• Large acreage position in the Gulf of Mexico
• Operating in the Gulf of Mexico for 26 years
• Experienced staff
• Strong cash flow & good liquidity
• Balanced oil and gas reserve mix
• Focused on growth opportunities at reasonable cost
– Improving environment for acquisitions and joint venture
opportunities
– Large prospect inventory
– Focus on high impact opportunities
• Improving operating metrics and margins
– Lower LOE, ARO, DD&A rate, rig rates and overhead expenses
• Strong Insider Ownership (~58%)

Western
Central
Eastern
Houston
New Orleans
> 300 Miles
> 650 Miles
Primary Term, OBO
Producing, OBO
Primary Term, W&T
Producing, W&T
Office Locations

W&T OFFSHORE

3 Proved Reserve Geographic Diversification Our geographic diversity provides additional protection during a hurricane

What is great about the Gulf of Mexico
• Great history of production and reserves
– Reserves at deeper but virtually untapped zones, significant upside potential (i.e. Davy Jones, Jack, etc.)
– Highly prolific with multiple pay zones
– Reserve to production profile is consistent
– Established infrastructure on shelf
• Attractive reservoir characteristic
– High porosity rock provides quick return on investment
– Cash flow velocity significantly higher than most other basins
– Balanced growth opportunities (high impact or low risk)

Our Historical Gulf of Mexico Focus
• Operating successfully in the Gulf of Mexico for 26
years
– 10 year exploration drilling success rate of 78%
– 10 year development drilling success rate of 90%
– Established infrastructure allows for accelerated cash flow
• Inventory of 160 drilling prospects
– WTI holds interest in about 82 fields - spread across the GOM
– Significant  reserve upside potential in deeper zones
– Extensive seismic, production and log data
• Active M&A and joint venture market
• Costs historically adjust quickly to commodity prices
– Late 2008 & first half of 2009 was exception, partially due to
Hurricane

Accomplishments in 2009
• 77% success in 2009 exploration and development
drilling program, including successfully drilling eight
of ten exploration wells and two of three development
wells
• Asset retirement obligations decreased $199.1 million
via dispositions and cost revisions
• LOE decreased $25.8 million for the year through
divestitures of non-core assets and cost reduction
initiatives ($2.15/Mcfe in 2009 vs. $2.35/Mcfe in 2008)
• Hedged approximately 20 Bcfe of 2010 production
• Returned to profitability
• Maintained liquidity without dilution

2010 Goals & Objectives:
Focusing on Growth and Profitability
• Grow reserves
– Initial drilling program of 10 wells – 187 Bcfe net unrisked most likely reserves
– Pursue acquisitions with proved reserves and exploitation
opportunities
– Drill high impact wells
– 63% increase in cap-ex program
• Increase production
– 2009 & 2010 drilling program, including potential joint ventures
– Recompletions & Workovers
– Potential acquisition of producing properties

2010 Goals & Objectives:
Focusing on Growth and Profitability – Cont’d
• Cost management
– LOE controls
– Possible divestiture on non-core properties
– Committed to competitive F&D metrics
• Improve EBITDA margins closer to historic levels
– Reducing costs of goods & services in line with commodity prices
– New hedging program

Reserve Growth Opportunities
• Acquisitions
– Prices have declined substantially since 2008
– Deal flow is accelerating
– Experienced A&D team
– Evaluating onshore (long life reserves) and offshore
(deepwater)
– Aggressively pursue acquisitions in the current environment
• Drilling Projects
– Large inventory of conventional shelf projects
– Joint ventures
– Focus on high impact exploration projects
– Onshore

2010 Capital Expenditures Budget
• $450 million budget is 63% higher than in 2009
• $153 million is allocated to:
– Ten wells, including nine exploration and one development
– Well recompletions, facilities capital, seismic and leasehold
• Remainder of budget has been allocated to:
– Acquisitions
– Joint ventures or third-party drilling prospects
– Drilling other prospects within our 160 well prospect
inventory

Ewing
Bank
Proposed 2010 Drilling Program
Viosca Knoll
S. Pass
E. Add
Mississippi Canyon
Atwater Valley Green Canyon Garden Banks
East Breaks
Mustang
Island
Matagorda
Island
Brazos
Galveston
High
Island
E.
Cameron
Vermilion
Eugene
Island
Ship
Shoal
South
Timbalier
West
Delta
Grand
Isle
Main
Pass
W.
Cameron
Exploration
MP 98 - #1
WI: 100%
Shelf
MP 108 – E3
WI: 67%
Shelf
Bay Marchand #2
WI: 30%
Shelf
VK 734 A-4
WI: 100%
Shelf
Non-commercial
HI 129 #16 ST2
WI: 10%
Shelf
Development
Plus: Four additional exploration wells,
which includes one onshore well and
one deepwater well
MP 283 – A2ST4
WI: 89%
Shelf
Main
Pass
S. and E.

Strategic Budgeting with a
Long-Term Focus
• We drill within cash flow
• Focus on maintaining
liquidity
• Reduce capital budget when
service costs are high and
commodity prices are low
• Maintain a disciplined
investment strategy
• In 2010, we expect to spend
63% more on capital
expenditures over 2009 due
to better operating metrics
$276
$658
$361
$306
$589
$17
$1,062
$117
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2005 2006 2007 2008 2009
Drilling CapEx Acquisition CapEx
Capital Expenditures
($ in millions)

Proved Reserves by Year
• Reserves & production
growth typically track capital
spending levels
• Negative pricing & adverse
economic conditions offset
drilling successes and
acquisitions
• New SEC rules reduced
reserves in 2009
* Includes 157.5 Bcfe of downward revisions, most of which is related to pricing.
** Includes 48.2 Bcfe reduction due to SEC rule changes.
215.9
401.2
332.8
227.9
165.8
275.6
334.0
306.0
263.3
205.2
$323.0
$361.2
$774.9
$276.1
$1,650.8
0.0
200.0
400.0
600.0
800.0
2005 2006 2007 2008 2009
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Oil & NGLs (Bcfe)
Natural Gas (Bcf)
Total CapEx
491.5
735.2
491.1*
638.8
371.0**
215.9
401.2
332.8
227.9
165.8
275.6
334.0
306.0
263.3
205.2
$323.0
$361.2
$276.1
$1,650.8
0.0
200.0
400.0
600.0
800.0
2005 2006 2007 2008 2009
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Oil & NGLs (Bcfe)
Natural Gas (Bcf)
Total CapEx
491.5
735.2
491.1*
638.8
371.0**
$774.9

140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
Bcfe
24.5
46.6
38.8
60.4
49.8
76.7
41.9
56.0
43.2
51.6
2005
2006
2007
2008
2009

W&T OFFSHORE

Production Profile
• 2010 production guidance of
60 to 80 BCFE is based on
the initial 7 well budget and
$150 million cap-ex program
– not full $450 million budget
• Second half of 2008 and 2009
was focused on preserving
capital and lower cost
projects with high impact
such as workovers and
recompletions
• Extensive 2010 workover and
recomplete program planned
71.1
99.2
(1)
(2)
126.5
Oil & NGLs (Bcfe)
Natural Gas (Bcf)
(3)
97.9
94.8
(1)  2005 Production does not include17.4 Bcfe of deferral caused by Hurricanes Katrina and Rita
(2)  2006 Production does not include 7.8 Bcfe of deferral caused by Hurricanes Katrina and Rita
(3)  2008 Production does not include 21.7 Bcfe of deferral caused by Hurricanes Gustav and Ike

Proved & 3P Reserves Mix
PDP
43%
PDNP
33%
PUD
24%
2009 – Proved Reserves
Proved
40%
Probable
16%
Possible
44%
2009 - 3P Reserves
Oil Gas Total
Mbo MMcf MMcfe
PDP 12,667 86,561 162,564 43%
PDNP 11,041 54,714 120,963 33%
Total Proved Dev. 23,709 141,275 283,527
PUD 10,494 24,482 87,445 24%
Total Proved
34,203 165,757 370,972 100%
Reserve Mix
55% 45% 100%
Oil Gas Total
Mbo MMcf MMcfe
Proved 34,203 165,757 370,972 40%
Probable 13,043 62,201 140,458 15%
Possible
37,048 183,520 405,805 44%

Strategic Acquisition Criteria
Opportunistic Approach
• Properties generating cash flow
– Strong current production rates
• Financeable
– Large portion of reserve base is proved developed and can
be financed
• Identified upside
– Properties have undrilled prospects
– Contiguous acreage to existing heritage properties
– Undeveloped lease blocks / acreage
• Overlooked assets
– Workover and recompletion opportunities
• Adding staff to focus on deepwater and long life
reserves

Prudent Investment Strategy
• Proven, experienced and expanding A&D team
• Improving transaction market
(1)
– Domestic E&P transactions of $5.8 billion in 2009 compared to $26.6 billion in 2008
– Deals of $7.8 billion done thus far in 2010
– Transaction prices have fallen from $22.92/Boe in the third quarter of 2008 to $13.67/Boe in the first quarter of 2010
• Evaluating multiple basins
• Disciplined investment approach
(1) Source: Bloomberg and other industry data.

$8.00
$6.00
$4.00
$2.00
$0.00
$/Mcfe
100%
80%
60%
40%
20%
0%
Adj. EBITDA Margin %
$5.48
$6.06
$6.30
$7.67
48%
53%
58%
65%
1Q
2Q
3Q
4Q
Avg. Realized Price
Adj. EBITDA Margin

W&T OFFSHORE

Adjusted EBITDA Margins Improving
• Cost of goods & services
have historically tracked with
commodity prices in the
GOM
• From 2000 thru 2007, Adj.
EBITDA margins averaged
79% despite variable
commodity prices
• In 2009, margins were
squeezed by high service
costs and low commodity
prices
• Hurricane Ike caused service
costs to remain high
• Margin improvement in latter
part of 2009 is expected to
continue in 2010

W&T Liquidity - Opportunities
• Reduced debt by $200 million and ARO by $200
million
• Cash balance at February 25, 2010 ~ $250 million
• Revolver availability at February 25, 2010 = $262
million with $405 million borrowing base
– We redrew the revolver to generate interest income that
helps offset the effects of the interest rate swap

Key Drivers
• Large acreage position
• Operating in the Gulf of Mexico for 26 years
• Strong cash flow & liquidity
• Focus on achieving sustainable production and
reserve growth
• Improving operating metrics and margins
• Growing staff to increase investment opportunities
• Strong insider ownership
• Solid and well positioned for the future

The following table presents a reconciliation of our consolidated net income to consolidated EBITDA to Adjusted EBITDA:
We define EBITDA as net income (loss) plus income tax expense (benefit), net interest expense (which includes interest income), depreciation, depletion, amortization and accretion and impairment of oil and natural gas properties.  Adjusted EBITDA excludes the loss on extinguishment of debt and the unrealized gain or loss related to our derivative contracts.  Although not prescribed under GAAP, we believe the presentation of EBITDA and Adjusted EBITDA provide useful information regarding our ability to service debt and fund capital expenditures and they help our investors understand our operating performance and make it easier to compare our results with those of other companies that have different financing, capital and tax structures.  EBITDA and
Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flow from operating activities or as a measure of liquidity.  EBITDA and Adjusted EBITDA, as we calculate them, may not be comparable to EBITDA and Adjusted EBITDA measures reported by other companies.  In addition, EBITDA and
Adjusted EBITDA do not represent funds available for discretionary use.
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
($ in thousands)
Net income
48,204 $ 63,569 $   2,049 $      116,582 $  149,482 $ 189,023 $   199,104 $ 144,300 $ (558,819) $ (187,919) $
Income taxes (benefit) -- -- 52,408 61,156 80,008 101,003 107,205 71,459 (269,663) (74,111)
Net interest expense (income)
4,918 3,902 3,001 2,229 1,842 (1,601) 11,261 30,684 21,337 39,245
Depreciation, depletion,
amortization and accretion
29,775 65,293 89,941 143,692 164,808 183,833 337,627 532,910 521,776 342,537
Impairment of oil and natural gas
properties -- -- -- -- -- -- -- -- 1,182,758 218,871
EBITDA
82,177 132,764 147,399 323,659 396,140 472,258 655,242 779,353 897,389 338,623
Loss on extinguishment of debt -- -- -- -- -- -- -- 2,806 -- 2,926
Unrealized derivatives loss (gain)
-- -- -- -- -- -- (13,476) 37,831 (13,501) 693
Adjusted EBITDA
82,177 $ 132,764 $ 147,399 $  323,659 $  396,140 $ 472,258 $   641,766 $ 819,990 $ 883,888 $   342,242 $
Year Ended December 31,
Reconciliation of Net Income to EBITDA

Forward-Looking Statement Disclosure
This presentation, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements give our current expectations or forecasts of future events. They include statements regarding our future operating and financial performance.
Although we believe the expectations and forecasts reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. You should understand that the following important factors, could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements relating to: (1) amount, nature and timing of capital expenditures; (2) drilling of wells and other planned exploitation activities; (3) timing and amount of future production of oil and natural gas; (4) increases in production growth and proved reserves; (5) operating costs such as lease operating expenses, administrative costs and other expenses; (6) our future operating or financial results; (7) cash flow and anticipated liquidity; (8) our business strategy, including expansion into the deep shelf and the deepwater of the Gulf of Mexico, and the availability of acquisition opportunities; (9) hedging strategy; (10)
exploration and exploitation activities and property acquisitions; (11) marketing of oil and natural gas;  (12) governmental and environmental regulation of the oil and gas industry; (13) environmental liabilities relating to potential pollution arising from our operations; (14) our level of indebtedness; (15) timing and amount of future dividends; (16) industry competition, conditions, performance and consolidation; (17) natural events such as severe weather, hurricanes, floods, fire and earthquakes; and (18)
availability of drilling rigs and other oil field equipment and services.
We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation or as of the date of the report or document in which they are contained, and we undertake no obligation to update such information. The filings with the SEC are hereby incorporated herein by reference and qualifies the presentation in its entirety.
Cautionary Note to U.S. Investors
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  U.S. Investors are urged to consider closely the disclosure in our Form 10-K for the year ended December 31, 2007, available from us at Nine Greenway Plaza,
Suite 300, Houston, Texas 77046.  You can obtain these forms from the SEC by calling 1-800-SEC-0330.

W&T Offshore, Inc. (NYSE: WTI)
Nine Greenway Plaza
Suite 300
Houston, TX  77046
Main line - 713-626-8525
Fax - 713-626-8527
Investor Relations - 713-297-8024
www.wtoffshore.com
www.investorrelations@wtoffshore.com

W&T OFFSHORE
INCORPORATED

W&T OFFSHORE
INCORPORATED

Appendix

2010 Guidance and Capital Budget
Estimated Production
(1)
Full-Year 2010
Crude oil (MMBbls) 4.6 – 6.2
Natural gas (Bcf) 32.4 – 42.8
Total (Bcfe) 60.0 – 80.0
Operating Expenses
($ in millions)
Full-Year 2010
Lease operating expenses                                        $168 – $206
Gathering, transportation & production taxes $14 – $18
General and administrative
$43 – $47
(1) Includes the build up associated with the seven wells in the original 2010
Budget.

Hedging Strategy & Schedule
• The Company has hedged 11.9 Bcf of its 2010 natural gas production and
1.27 MMBbls of its 2010 oil production
– Hedges were put in place to augment the borrowing base and the 2010 drilling budget
– Natural gas production is hedged with floors as low as $5.00 and ceilings as high as $9.40
– Crude oil is hedged with floors as low as $65.00 and ceilings as high as $90.35
– We also have entered in a natural gas swap for 2010 for 730,000 MMBtu or 2,000 MMBtu/day
(1) Includes 2,000 MMBtu/day for Swaps
Note: Daily volumes may not foot to notional quantities due to rounding.
1Q 2010 2Q 2010 3Q 2010 4Q 2010
Natural Gas (MMBtu/day)
Collars
Volumes 51,056 34,648 16,799 19,911
Weighted Avg Price $5.00 - $5.94 $5.00 - $6.09 $5.00 - $6.60 $5.00 - $8.35
Crude Oil (Bbls/day)
Collars
Volumes 4,750 4,250 2,261 2,645
Weighted Avg Price $69.85 - $81.57 $69.84 - $83.82 $69.84 - $85.51 $69.74 - $86.22
Approximate Mcfe/d
(1)
81,556 62,148 32,364 37,782